THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-1iSSUANCE DATE:  October 26, 2020

$45,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to National Rural Utilities Cooperative Finance Corporation, or registered assigns, the principal sum of Forty-Five Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-2iSSUANCE DATE:  October 26, 2020

$10,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to National Rural Utilities Cooperative Finance Corporation, or registered assigns, the principal sum of Ten Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-3iSSUANCE DATE:  October 26, 2020

$45,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to CoBank, ACB, or registered assigns, the principal sum of Forty-Five Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-4iSSUANCE DATE:  October 26, 2020

$20,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to HARE & CO., LLC , or registered assigns, the principal sum of Twenty Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-5iSSUANCE DATE:  October 26, 2020

$10,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to HARE & CO., LLC, or registered assigns, the principal sum of Ten Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-6iSSUANCE DATE:  October 26, 2020

$6,335,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to HARE & CO., LLC, or registered assigns, the principal sum of Six Million Three Hundred Thirty-Five Thousand Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-7iSSUANCE DATE:  October 26, 2020

$2,665,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to HARE & CO., LLC, or registered assigns, the principal sum of Two Million Six Hundred Sixty-Five Thousand Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-8iSSUANCE DATE:  October 26, 2020

$2,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to HARE & CO., LLC, or registered assigns, the principal sum of Two Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-9iSSUANCE DATE:  October 26, 2020

$2,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to CUDD & CO. LLC, or registered assigns, the principal sum of Two Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-10iSSUANCE DATE:  October 26, 2020

$21,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to MetLife Insurance K.K., or registered assigns, the principal sum of Twenty-One Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-11iSSUANCE DATE:  October 26, 2020

$4,200,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to Metropolitan Tower Life Insurance Company, or registered assigns, the principal sum of Four Million Two Hundred Thousand Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-12iSSUANCE DATE:  October 26, 2020

$1,600,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to New York Marine and General Insurance Company, or registered assigns, the principal sum of One Million Six Hundred Thousand Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-13iSSUANCE DATE:  October 26, 2020

$3,200,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to American Fidelity Assurance Company, or registered assigns, the principal sum of Three Million Two Hundred Thousand Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-14iSSUANCE DATE:  October 26, 2020

$55,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to Massachusetts Mutual Life Insurance Company, or registered assigns, the principal sum of Fifty-Five Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-15iSSUANCE DATE:  October 26, 2020

$5,800,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to Voya Retirement Insurance and Annuity Company, or registered assigns, the principal sum of Five Million Eight Hundred Thousand Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-16iSSUANCE DATE:  October 26, 2020

$4,600,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to Security Life of Denver Insurance Company, or registered assigns, the principal sum of Four Million Six Hundred Thousand Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-17iSSUANCE DATE:  October 26, 2020

$3,600,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to Reliastar Life Insurance Company, or registered assigns, the principal sum of Three Million Six Hundred Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-18iSSUANCE DATE:  October 26, 2020

$3,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to American Fidelity Assurance Company, or registered assigns, the principal sum of Three Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-19iSSUANCE DATE:  October 26, 2020

$3,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to Everest Reinsurance Company, or registered assigns, the principal sum of Three Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-20iSSUANCE DATE:  October 26, 2020

$1,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to CompSource Mutual Insurance Company, or registered assigns, the principal sum of One Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-21iSSUANCE DATE:  October 26, 2020

$1,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to Kansas City Life Insurance Company, or registered assigns, the principal sum of One Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-22iSSUANCE DATE:  October 26, 2020

$40,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to Teachers Insurance and Annuity Association of America, or registered assigns, the principal sum of Forty Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-23iSSUANCE DATE:  October 26, 2020

$5,500,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to GERLACH & CO F/B/O Athene Annuity and Life Company, or registered assigns, the principal sum of Five Million Five Hundred Thousand Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-24iSSUANCE DATE:  October 26, 2020

$5,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to GERLACH & CO F/B/O Massachusetts Mutual Life Insurance Company, or registered assigns, the principal sum of Five Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-25iSSUANCE DATE:  October 26, 2020

$2,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to GERLACH & CO F/B/O Athene Annuity & Life Assurance Company, or registered assigns, the principal sum of Two Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-26iSSUANCE DATE:  October 26, 2020

$3,500,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to HARE & CO., LLC F/B/O Jackson National Life Insurance Company, or registered assigns, the principal sum of Three Million Five Hundred Thousand Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-27iSSUANCE DATE:  October 26, 2020

$2,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to GERLACH & CO F/B/O Athene Annuity & Life Assurance Company, or registered assigns, the principal sum of Two Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-28iSSUANCE DATE:  October 26, 2020

$1,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to GERLACH & CO F/B/O Athene Annuity & Life Assurance Company, or registered assigns, the principal sum of One Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-29iSSUANCE DATE:  October 26, 2020

$1,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to GERLACH & CO F/B/O Athene Annuity & Life Assurance Company, or registered assigns, the principal sum of One Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-30iSSUANCE DATE:  October 26, 2020

$5,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to Banner Life Insurance Company, or registered assigns, the principal sum of Five Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-31iSSUANCE DATE:  October 26, 2020

$5,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to Banner Life Insurance Company, or registered assigns, the principal sum of Five Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-32iSSUANCE DATE:  October 26, 2020

$10,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to TRANSAMERICA LIFE INSURANCE COMPANY, or registered assigns, the principal sum of Ten Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-33iSSUANCE DATE:  October 26, 2020

$7,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to TRANSAMERICA LIFE INSURANCE COMPANY, or registered assigns, the principal sum of Seven Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-34iSSUANCE DATE:  October 26, 2020

$5,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY, or registered assigns, the principal sum of Five Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-35iSSUANCE DATE:  October 26, 2020

$4,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to TRANSAMERICA LIFE (BERMUDA) LTD, or registered assigns, the principal sum of Four Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-36iSSUANCE DATE:  October 26, 2020

$7,420,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to HSBC Life (International) Limited, or registered assigns, the principal sum of Seven Million Four Hundred Twenty Thousand Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-37iSSUANCE DATE:  October 26, 2020

$4,980,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to HSBC Life (International) Limited, or registered assigns, the principal sum of Four Million Nine Hundred Eighty Thousand Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-38iSSUANCE DATE:  October 26, 2020

$1,670,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to HSBC Life (International) Limited, or registered assigns, the principal sum of One Million Six Hundred Seventy Thousand Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-39iSSUANCE DATE:  October 26, 2020

$930,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to Hang Seng Insurance Company Limited , or registered assigns, the principal sum of Nine Hundred Thirty Thousand Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-40iSSUANCE DATE:  October 26, 2020

$6,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to John Hancock Life Insurance Company (U.S.A.) , or registered assigns, the principal sum of Six Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-41iSSUANCE DATE:  October 26, 2020

$2,500,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to Manulife Life Insurance Company, or registered assigns, the principal sum of Two Million Five Hundred Thousand Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-42iSSUANCE DATE:  October 26, 2020

$3,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to Manulife (International) Limited, or registered assigns, the principal sum of Three Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-43iSSUANCE DATE:  October 26, 2020

$2,500,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to Manulife (Singapore) Pte. Ltd., or registered assigns, the principal sum of Two Million Five Hundred Thousand Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-44iSSUANCE DATE:  October 26, 2020

$3,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to Manufacturers Life Reinsurance Limited, or registered assigns, the principal sum of Three Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-45iSSUANCE DATE:  October 26, 2020

$16,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to Thrivent Financial for Lutherans, or registered assigns, the principal sum of Sixteen Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-46iSSUANCE DATE:  October 26, 2020

$10,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to New York Life Insurance Company, or registered assigns, the principal sum of Ten Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-47iSSUANCE DATE:  October 26, 2020

$2,500,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to New York Life Insurance and Annuity Corporation, or registered assigns, the principal sum of Two Million Five Hundred Thousand Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-48iSSUANCE DATE:  October 26, 2020

$500,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI30C), or registered assigns, the principal sum of Five Hundred Thousand Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-49iSSUANCE DATE:  October 26, 2020

$12,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to Principal Life Insurance Company, or registered assigns, the principal sum of Twelve Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-50iSSUANCE DATE:  October 26, 2020

$1,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to Principal Life Insurance Company, or registered assigns, the principal sum of One Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-51iSSUANCE DATE:  October 26, 2020

$19,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to CUDD & CO. LLC , or registered assigns, the principal sum of Nineteen Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-52iSSUANCE DATE:  October 26, 2020

$7,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to Equitable Financial Life Insurance Company, or registered assigns, the principal sum of Seven Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-53iSSUANCE DATE:  October 26, 2020

$1,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to Cudd & Co, LLC  HORIZON BLUE CROSS BLUE SHIELD OF NEW JERSEY, or registered assigns, the principal sum of One Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-54iSSUANCE DATE:  October 26, 2020

$5,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to The Lincoln National Life Insurance Company, or registered assigns, the principal sum of Five Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-55iSSUANCE DATE:  October 26, 2020

$2,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to The Lincoln National Life Insurance Company, or registered assigns, the principal sum of Two Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-56iSSUANCE DATE:  October 26, 2020

$3,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to Lincoln Life & Annuity Company of New York, or registered assigns, the principal sum of Three Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-57iSSUANCE DATE:  October 26, 2020

$6,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to Mac & Co., as nominee for Pacific Life Insurance Company, or registered assigns, the principal sum of Six Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-58iSSUANCE DATE:  October 26, 2020

$6,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to The Guardian Life Insurance Company of America, or registered assigns, the principal sum of Six Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-59iSSUANCE DATE:  October 26, 2020

$2,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to Berkshire Life Insurance Company of America, or registered assigns, the principal sum of Two Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-60iSSUANCE DATE:  October 26, 2020

$2,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to The Guardian Insurance & Annuity Company, Inc., or registered assigns, the principal sum of Two Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-61iSSUANCE DATE:  October 26, 2020

$6,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to United of Omaha Life Insurance Company, or registered assigns, the principal sum of Six Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-62iSSUANCE DATE:  October 26, 2020

$2,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to United of Omaha Life Insurance Company, or registered assigns, the principal sum of Two Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-63iSSUANCE DATE:  October 26, 2020

$8,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to Hare & Co., LLC, or registered assigns, the principal sum of Eight Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-64iSSUANCE DATE:  October 26, 2020

$1,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to The State Life Insurance Company, or registered assigns, the principal sum of One Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-65iSSUANCE DATE:  October 26, 2020

$6,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to The State Life Insurance Company, or registered assigns, the principal sum of Six Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-66iSSUANCE DATE:  October 26, 2020

$5,400,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to CUDD & CO. LLC for the benefit of Ameritas Life Insurance Corp., or registered assigns, the principal sum of Five Million Four Hundred Thousand Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-67iSSUANCE DATE:  October 26, 2020

$600,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to CUDD & CO. LLC for the benefit of Ameritas Life Insurance Corp. of New York, or registered assigns, the principal sum of Six Hundred Thousand Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-68iSSUANCE DATE:  October 26, 2020

$5,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to Sunrise Captive RE, LLC, or registered assigns, the principal sum of Five Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-69iSSUANCE DATE:  October 26, 2020

$3,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to HARE & Co., LLC, or registered assigns, the principal sum of Three Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-70iSSUANCE DATE:  October 26, 2020

$2,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to Country Mutual Insurance Company, or registered assigns, the principal sum of Two Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-71iSSUANCE DATE:  October 26, 2020

$3,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to CUDD & CO. LLC for benefit of Nassau Life Insurance Company, or registered assigns, the principal sum of Three Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-72iSSUANCE DATE:  October 26, 2020

$2,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to Ell & CO as nominee for American Family Life Insurance Company, or registered assigns, the principal sum of Two Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-73iSSUANCE DATE:  October 26, 2020

$2,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to Deseret Trust Company as Nominee for Beneficial Life Insurance Company, or registered assigns, the principal sum of Two Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-74iSSUANCE DATE:  October 26, 2020

$1,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to TURNKEYS & CO, or registered assigns, the principal sum of One Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-75iSSUANCE DATE:  October 26, 2020

$2,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to The Equitable Life Insurance Company of Canada, or registered assigns, the principal sum of Two Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-76iSSUANCE DATE:  October 26, 2020

$2,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to Ell & Co, F/B/O Southern Farm Bureau Life Insurance Company, or registered assigns, the principal sum of Two Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020

THIS 2020 Series A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS 2020 Series A BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE HOLDER HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT DUE HEREUNDER EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170 - 09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

First Mortgage Bonds,
2020 Series A, TRANCHE B, due October 30, 2050

NO. RB-77iSSUANCE DATE:  October 26, 2020

$1,000,000PPN: 171265C#6

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to Gerlach & Co. F/B/O Farm Bureau Life Insurance Company, or registered assigns, the principal sum of One Million Dollars (or so much thereof as shall not have been redeemed) on October 30, 2050, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 2.91% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 30th day of each April and October commencing on April 30, 2021, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue payment on redemption) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Eighth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Eighth Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or

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(b)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Eighth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2020 Series A, Tranche B Bonds due October 30,  2050 (herein called the “Bonds”) issued pursuant to the Eighth Supplemental Indenture, dated as of October 26, 2020 (as from time to time amended, the “Eighth Supplemental Indenture”), between the Company and the Trustee named therein which supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Bond Purchase Agreement, dated as of October 26, 2020, between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Eighth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or its attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or its duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required sinking fund and mandatory redemptions of principal on this Bond on the dates and in the amount specified in the Eighth Supplemental Indenture.  This Bond is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Eighth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2020 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, redemption, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the Eighth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer,

agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.
By:	/s/ Sherri L. Highers
Name:	Sherri L. Highers
Title:	Executive Vice President,
Finance and Administration
and Chief Financial Officer

This is one of the Obligations of the series and tranche designated therein referred to in the within‑mentioned Indenture.

as Trustee
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication:  October 26, 2020